Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

6. Commitments and Contingencies

  Operating Lease Commitments

        The Company leases office space under noncancelable operating lease agreements which may include renewal options. The Company also leased residential property under a noncancelable operating lease that expired in November 2009. Future minimum lease payments under these operating leases consisted of the following as of December 31, 2011 (in thousands):

2012	$1,365
2013	1,108
2014	629
2015	651
2016	464

Total future minimum lease payments	$4,217

        Rent expense for the years ended December 31, 2009, 2010, and 2011 totaled $424,000, $537,000, and $927,000, respectively.

        Future minimum lease payments due under the noncancelable operating lease arrangements contain fixed rent increases over the term of the lease. Rent expense on these operating leases is recognized over the term of the lease on a straight-line basis. The excess of rent expense over future minimum lease payments due has been reported as a deferred rent liability within other long term liabilities in the accompanying consolidated balance sheets.

  Letter of Credit

        At December 31, 2010 and 2011, the Company had an outstanding letter of credit for $54,000 and $36,000, respectively, related to its leased office space.

  Legal Contingencies

        The Company is a party to a variety of legal proceedings that arise in the normal course of business. While the results of such normal course legal proceedings cannot be predicted with certainty, management believes that, based on current knowledge, the final outcome of the current pending matters will not have a material adverse effect on the Company's business, financial position, results of operations or cash flows.